UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

NEXPLORE CORPORATION
(Exact name of registrant as specified in its charter)
Nevada	000-49991	84-1080047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Network Blvd.
Suite 208
Frisco, Texas 75034
(Address of principal executive offices) (Zip Code)
___________

Registrant's telephone number, including area code (214) 432-0637
___________

NT Technologies, Inc.
(Former name or former address if changed since last report)

General Environmental Corporation
33 Pine Street
Exeter, NH 03833
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Information.

     On August 23, 2007, NeXplore Corporation issued a press release summarizing its activities in the recent past and its expectations for the near future. A copy of the press release is furnished as Exhibit 99.1 to this report, which press release is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

     (d) Exhibits.   The following items are furnished as exhibits to this report:

                    99.1   Press Release dated August 23, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2007
NEXPLORE CORPORATION

By: /s/ Paul O. Williams
Name: Paul O. Williams
Title: Chairman and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated August 23, 2007.